                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 19, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                      001-13533               74-2830661
-------------------------------  --------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Wachovia Master Repurchase Agreement (2007 Residual Securities)

On April 19, 2007, NovaStar Mortgage,  Inc., NovaStar Certificates Financing LLC
and NovaStar  Certificates  Financing Corporation  (collectively,  the "NovaStar
Subsidiaries") executed a Master Repurchase Agreement (2007 Residual Securities)
(the "Facility')  with Wachovia  Investment  Holdings,  LLC and Wachovia Capital
Markets, LLC (collectively  "Wachovia"),  providing for the financing of certain existing  residual  securities  of the  NovaStar  Subsidiaries.  The Facility is guaranteed  by  NovaStar  Financial,  Inc.,  NFI Holding  Corporation,  NovaStar
Mortgage  Inc.  and  Homeview  Lending,  Inc.  (collectively,  with the NovaStar
Subsidiaries,  the "NovaStar  Parties"),  and is  cross-collateralized  with all other repurchase and similar  financing  facilities  between any of the NovaStar
Parties or their  affiliates  (collectively,  "NovaStar") and Wachovia or any of its affiliates.  Wachovia and its affiliates have entered into certain financing facilities with NovaStar and routinely engage in other ordinary course financial
transactions  with  NovaStar,   including  but  not  limited  to  acting  as  an
underwriter for certain securitizations sponsored by NovaStar.

The maximum amount that may be outstanding at any time under the Facility is $40 million, which amount will be reduced if and to the extent necessary so that the aggregate  amount  outstanding  from  time to time  under the  Facility  and the mortgage servicing rights financing facility that is expected to be entered into between NovaStar and Wachovia Bank,  National  Association or affiliates thereof does not exceed $100 million. The Facility provides for an advance rate of up to
60% of the market value of the residual  securities  purchased by Wachovia under the Facility,  as such market value is determined from time to time by Wachovia.
Advances  under the Facility bear  interest at LIBOR plus 350 basis  points.  In addition,  the NovaStar  Parties are  required to pay Wachovia  certain fees and expenses  in  connection  with the  Facility,  including  but not  limited  to a structuring  fee, a usage fee,  and  additional  fees in the event of  voluntary prepayment by NovaStar or the occurrence of an event of default.

Proceeds  from the Facility  will be used for general  corporate  purposes.  The
Facility has a term of 364 days,  subject to  automatic  renewal for another 364 days unless  Wachovia  gives at least 120 days notice of its intent to terminate the Facility on the maturity  date;  provided,  however,  that in the event of a change  of  control  of  NovaStar  Financial,  Inc.,  Wachovia  has the right to terminate the Facility and require the payment of a termination fee.

The NovaStar  Subsidiaries  are required to notify  Wachovia of any margin calls totaling  more than $5  million in the  aggregate  under  repurchase  facilities between  NovaStar and any third  parties,  in which event Wachovia will have the option  to  increase  the  aggregate  amount  available  under  other  financing facilities  between  NovaStar  and Wachovia or its  affiliates  and to cause the assets  that are subject to the margin  call to be moved to and financed under those other Wachovia facilities.  In addition, if an event occurs that would  permit the  removal of  NovaStar  as  servicer  under any  servicing agreement  relating to mortgage loans  underlying  residual  securities that are then subject to the Facility, Wachovia has the right to require that NovaStar be replaced as the servicer.

The  Facility  requires  that the  adjusted  consolidated  tangible net worth of
NovaStar Financial,  Inc. exceed both a specified minimum and an amount equal to a portion of the value of various classes of assets held by NovaStar  Financial,
Inc. and its consolidated subsidiaries. In addition, NovaStar Financial, Inc. is required to  maintain,  on a  consolidated  basis,  a certain  minimum  level of liquidity.

The Facility prohibits NovaStar Financial, Inc. from paying any dividends (other than  dividends  payable in stock),  except for the payment of  dividends in the amounts and at the times necessary for NovaStar  Financial,  Inc. to comply with tax law requirements  applicable to real estate  investment  trusts.  Absent the prior consent of Wachovia,  permitted  dividends can be paid only in the form of notes, bonds, debentures,  or common or preferred stock, and not in cash, except to the extent that the liquidity of NovaStar  Financial,  Inc. following payment in cash would exceed a certain  minimum  amount or to the extent that payment in notes,  bonds,  debentures,  or common or preferred  stock would be  financially impractical.

The Facility  contains  other  customary  affirmative  and  negative  covenants, including but not limited to covenants  prohibiting  fundamental  changes in the nature  of the  business  of the  NovaStar  Parties,  prohibiting  sales  by any
NovaStar  Party of a material  portion of its business or assets  outside of the ordinary  course of business,  and prohibiting  transactions  between a NovaStar
Party and any of its other affiliates that are not on arms-length terms.

The Facility provides for customary events of default, including but not limited to the  failure  by the  NovaStar  Subsidiaries  to make any  payment  due or to satisfy any margin call or to comply with any other material covenant (including financial  covenants) under the Facility,  representations or warranties made by the NovaStar  Parties  under the Facility  proving to be  materially  incorrect, certain cross defaults  involving  other contracts to which NovaStar is a party, an act of insolvency  occurring with respect to any NovaStar entity, the failure
by  NovaStar  to  satisfy  certain  final  non-appealable   monetary  judgments,
regulatory  enforcement  actions that materially curtail the conduct of business by any  NovaStar  entity,  failure by  NovaStar to service  the  mortgage  loans underlying  the  residual  securities  that  are  subject  to  the  Facility  in accordance  with industry  standards and the terms of the  applicable  servicing agreements,  and the  occurrence of a material  adverse  change in the business, performance, assets, operations or condition of NovaStar Financial, Inc. and its consolidated subsidiaries taken as a whole.

If an event of default  exists under the  Facility,  Wachovia has the right,  in addition to other rights and remedies,  to accelerate  the  repurchase and other obligations  of NovaStar under the Facility and the related  guaranty,  to cause all income  generated by the purchased  assets to be applied to the  accelerated obligations,  to direct the servicer of the  purchased  mortgage  securities  to remit payments  directly to Wachovia,  to sell or retain

the  purchased  assets to satisfy  obligations  owed to it,  and to recover  any deficiency  from NovaStar and its affiliates.  In addition,  an event of default under the Facility would  cross-default all other financing  facilities  between
NovaStar  and  Wachovia or any of its  affiliates,  and  generally  would permit
Wachovia and its affiliates to set off any  outstanding  obligations of NovaStar against any collateral  pledged by NovaStar to Wachovia or any of its affiliates under the Facility or under any other agreement.  Further,  the NovaStar Parties would be liable to  Wachovia  for all  reasonable  legal fees or other  expenses incurred  in  connection  with the event of default,  the cost of entering  into replacement  transactions and entering into or terminating hedge transactions in connection  or as a  result  of the  event of  default,  and any  other  losses, damages, costs or expenses arising or resulting from the occurrence of the event of default.

The  foregoing is a summary of the terms of the Facility,  the related  Guaranty and the Collateral  Security,  Setoff and Netting Agreement and does not purport to be  complete.  This  summary is qualified in its entirety by reference to the full text of the Facility, the related Guaranty and Collateral Security,  Setoff and Netting Agreement, which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Wachovia Master Repurchase Agreements

On April 20, 2007,  NovaStar  Financial,  Inc.  and certain of its  subsidiaries
entered  into  short-term   extensions  of  three  existing  one-year  warehouse
repurchase   agreements  with  Wachovia  (the  "Wachovia   One-Year   Repurchase
Agreements"),  further  extending the termination date of the Wachovia  One-Year
Repurchase Agreements to April 27, 2007. As previously  disclosed,  NovaStar and
Wachovia  are  negotiating  a  comprehensive  financing  facility to replace and expand  the  facilities  currently  in  place  between  NovaStar  and  Wachovia, including the Wachovia One-Year Repurchase Agreements.

As previously disclosed,  the Wachovia One-Year Repurchase Agreements consist of a Master Repurchase Agreement that sets forth the terms of a repurchase facility under which  certain  subsidiaries  of  NovaStar  Financial,  Inc.  may sell and
Wachovia may purchase certain mortgage loans (the "Whole Loan Facility"),  and a
Master Repurchase  Agreement that sets forth the terms of a repurchase  facility under which  certain  subsidiaries  of  NovaStar  Financial,  Inc.  may sell and
Wachovia may purchase certain mortgage  securities (the "Securities  Facility"), in each case  against an  obligation  of the relevant  subsidiaries  of NovaStar
Financial,  Inc.  to  repurchase  the  mortgage  loans  or  mortgage  securities purchased  by  Wachovia.  NovaStar  Financial,  Inc.  and  certain  of its other subsidiaries have guaranteed the obligations of the Company's subsidiaries under these  facilities.  The Whole Loan  Facility and the  Securities  Facility  each provide for borrowing  capacity of $800 million,  but amounts  outstanding under both  facilities  combined  cannot  exceed $800  million in the  aggregate.  The
Wachovia  One-Year  Repurchase  Agreements  also  include  a  Master  Repurchase
Agreement between NovaStar Mortgage, Inc. and Wachovia,  providing for borrowing capacity of $1 million as required for certain regulatory purposes.

Section 2 - Financial Information

Item 2.03 Creation of a Direct  Financial  Obligation or an obligation  under an
Off-Balance Sheet Arrangement of a Registrant

See "Wachovia Master Repurchase Agreement (2007 Residual Securities)" under Item
1.01 of this Current Report which is incorporated herein by reference.

This Current Report on Form 8-K contains  forward-looking  statements within the meaning of Section  21E of the  Securities  Exchange  Act of 1934,  as  amended, regarding  management's beliefs,  estimates,  projections,  and assumptions with respect to,  among  other  things,  our future  operations,  business  plans and strategies, as well as industry and market conditions,  all of which are subject to change at any time without  notice.  Actual  results and  operations  for any future period may vary materially from those  discussed  herein.  Some important factors  that  could  cause  actual  results  to differ  materially  from  those anticipated  include:  our ability to generate and maintain sufficient liquidity on favorable  terms; the size,  frequency and structure of our  securitizations;
our ability to sell loans we originate in the  marketplace;  impairments  on our mortgage  assets;  increases  in  prepayment  or default  rates on our  mortgage assets; increases in loan repurchase requests;  inability of potential borrowers to meet our underwriting guidelines;  changes in assumptions regarding estimated loan losses and fair value amounts;  finalization of the amount and terms of any severance  provided to  terminated  employees;  finalization  of the  accounting impact of our previously-announced  reduction in workforce; events impacting the
subprime   mortgage   industry  in  general,   including  events  impacting  our
competitors  and liquidity  available to the industry;  the initiation of margin calls under our credit  facilities;  the ability of our servicing  operations to maintain high performance standards and maintain appropriate ratings from rating
agencies;   our  ability  to  generate   acceptable   origination  volume  while
maintaining an acceptable level of overhead;  residential  property values;  our continued status as a REIT; interest rate fluctuations on our assets that differ from our  liabilities;  the outcome of litigation or regulatory  actions pending against us or other legal  contingencies;  our compliance with applicable local, state and federal laws and regulations or opinions of counsel  relating  thereto and the impact of new local,  state or federal  legislation  or  regulations  or opinions of counsel relating  thereto or court decisions on our operations;  our ability to adapt to and implement  technological  changes;  compliance  with new accounting  pronouncements;  our  ability  to  successfully  integrate  acquired businesses or assets with our existing business;  the impact of general economic conditions;  and the risks that are from time to time  included  in our  filings with the SEC,  including  our  Annual  Report  on Form  10-K for the year  ended
December 31, 2006. Other factors not presently  identified may also cause actual results to differ. Words such as "believe," "expect,"  "anticipate,"  "promise,"
"plan," and other expressions or words of similar meanings, as well as future or conditional  verbs  such as "will,"  "would,"  "should,"  "could,"  or "may" are generally intended to identify forward-looking  statements.  This Current Report speaks  only as of its date and we  expressly  disclaim  any duty to update  the information herein.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

     (d) Exhibits. The following exhibits are filed herewith:

         10.1  Master Repurchase Agreement (2007 Residual Securities),  dated as of April 18,  2007,  among  Wachovia  Investment  Holdings,  LLC,
               Wachovia Capital Markets, LLC, NovaStar Mortgage,  Inc., NovaStar
               Certificates  Financing LLC and NovaStar  Certificates  Financial
               Corporation.

         10.2  Guaranty, dated as of April 18, 2007, made by NovaStar Financial,
               Inc.,  NFI  Holding  Corporation,   NovaStar  Mortgage  Inc.  and
               Homeview Lending,  Inc. in favor of Wachovia Investment Holdings,
               LLC.

         10.3  Collateral  Security,  Setoff and Netting Agreement,  dated as of
               April 18, 2007,  among  Wachovia Bank,  NA,  Wachovia  Investment
               Holdings, LLC, Wachovia Capital Markets, LLC, NovaStar Financial,
               Inc.,  NovaStar  Mortgage,  Inc. and certain of their  respective affiliates.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                                   NOVASTAR FINANCIAL,
                                                   INC.
DATE: April 25, 2007                               /s/ Gregory S. Metz
                                                   ------------------------------
                                                   Gregory S. Metz
                                                   Chief Financial Officer

                                  Exhibit Index

Exhibit

Number

10.1  Master Repurchase Agreement (2007 Residual  Securities), dated as of April
      18,  2007,  among  Wachovia  Investment  Holdings, LLC,  Wachovia  Capital
      Markets, LLC, NovaStar Mortgage,  Inc., NovaStar Certificates Financing LLC
      and NovaStar Certificates Financial Corporation.

10.2  Guaranty, dated as  of April 18,  2007, made by  NovaStar Financial, Inc.,
      NFI Holding Corporation, NovaStar Mortgage Inc. and Homeview Lending, Inc.
      in favor of Wachovia Investment Holdings, LLC.

10.3  Collateral  Security,  Setoff and Netting Agreement, dated as of April 18,
      2007, among Wachovia Bank, NA, Wachovia Investment Holdings, LLC, Wachovia
      Capital Markets, LLC,  NovaStar  Financial, Inc.,  NovaStar Mortgage, Inc.
      and certain of their respective affiliates.